Exhibit 99.1

AND TRUST FINANCIAL CORP.

News Release

For Immediate Release

Contact:

C. Harril Whitehurst, Jr.

Senior Vice President and CFO

804-897-3900

hwhitehurst@villagebank.com

VILLAGE BANK AND TRUST FINANCIAL CORP.

REPORTS CAPITAL ENHANCEMENT ASSOCIATED WITH PROPOSED COMBINATION WITH RIVER CITY BANK

Midlothian, Virginia, September 18, 2008. Thomas W. Winfree, President and Chief Executive Officer of Village Bank and Trust Financial Corp. (the “Company”) (NASDAQ symbol: VBFC) in Midlothian, Virginia, announced today the Company has taken steps to increase the capital positions of both the Company and its subsidiary bank, Village Bank, in connection with its planned merger with River City Bank. Such actions were taken, in part, to allow the FDIC to consider the current merger application on an expedited/delegated basis. In that regard, such actions will result in the Company continuing to be well-capitalized and its subsidiary bank to achieve a well-capitalized status upon completion of the merger. The Company’s actions include an equity contribution by the Company to Village Bank and the issuance of additional equity to the Company’s largest shareholder.

Upon consummation of the merger, Village Bank would be the largest commercial bank headquartered in the dynamic metro Richmond area with approximately $550 million in assets and fifteen branches in Chesterfield, Henrico and Hanover counties. Completion of the merger is subject to the approval of the respective shareholders of the Company and River City Bank as well as applicable regulatory approvals.

Mr. Winfree commented, “We are excited about consummating our merger with River City Bank as it will broaden our customer base in the Richmond metropolitan area and move us closer to our goal of being the premier financial institution headquartered in central Virginia.”

Mr. Winfree commented further, “There has been a recent wave of negative news and uncertainty surrounding some banks in our market area as a result of their investment in Freddie Mac and Fannie Mae preferred stock. Village Bank does not have any investments in the preferred stock of Freddie Mac or Fannie Mae and, accordingly, will not be exposed to any potential losses from such investments.”

Village Bank and Trust Financial Corp. was organized under the laws of the Commonwealth of Virginia as a bank holding company whose activities consist of investment in its wholly-owned subsidiary, Village Bank. Village Bank is a full-service Virginia-chartered community bank headquartered in Midlothian, Virginia with deposits insured by the Federal Deposit Insurance Corporation.  The Bank has ten branch offices. Village Bank and its wholly-owned subsidiaries, Village Bank Mortgage Corporation, Village Insurance Agency, Inc., and Village Financial Services Corporation, offer a wide range of financial products and services, including commercial loans, consumer credit, mortgage lending, checking and savings accounts, certificates of deposit, and 24-hour banking.

CAUTION REGARDING FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger between River City Bank and Village Bank, including future financial and operating results, and accretion to reported earnings that may be realized from the merger; (ii) the Company’s plans, objectives, expectations and intentions and other statements contained in this release that are not historical facts; and (iii) other statements identified by words such as “expects” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based on the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond management’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed or implied in these forward-looking statements because of numerous possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Village Bank and River City Bank may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of River City Bank and/or the Company may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in the Company’s markets, both before and/or after the merger, could adversely affect operations; (10) an economic slowdown could adversely affect credit quality and loan originations; and (11) social and political conditions such as war, political unrest and terrorism or natural disasters could have unpredictable negative effects on our businesses and the economy. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s reports (such as our Annual Report on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Web site www.sec.gov.

The foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed merger or other matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the merger. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007 as filed with the SEC and in the joint proxy statement/prospectus, dated August 12, 2008, distributed to the respective shareholders of the Company and River City Bank in connection with the merger.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

The Company has filed with the SEC a Registration Statement on Form S-4, which includes a joint proxy statement/prospectus and other relevant materials, in connection with the merger. The joint proxy statement/prospectus has been mailed to the shareholders of River City Bank and the Company. Investors and security holders of River City Bank and the Company are urged to read the joint proxy statement/prospectus and the other relevant materials (when they become available) because they contain important information about River City Bank, the Company and the merger.

The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by the Company may be obtained free of charge at the SEC’s Web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by contacting Thomas W. Winfree, Village Bank and Trust Financial Corp., 1231 Alverser Drive, Midlothian, VA 23113-2650, telephone 804-897-3900 or from the Company’s web site at www.villagebank.com. Free copies of the joint proxy statement/prospectus relating to the proposed merger also may be obtained by contacting William D. Stegeman, River City Bank, 6127 Mechanicsville Turnpike, Mechanicsville, VA 23111, telephone 804-569-0422.

Investors and security holders are urged to read the joint proxy statement/prospectus and other relevant materials (when they become available) before making any voting or investment decision with respect to the merger.